UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 7, 2008

Date of Report (Date of Earliest Event Reported)

VIROPRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8515 Pl. Devonshire Suite 207 Montreal, Quebec, Canada	H4P 2K1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 731-8776

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5

CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of March 7, 2008, Viropro signed a US$2,000,000 Term Loan Agreement with 9188-5400 Quebec Inc (hereafter called “First Royalties”).  As agreed between Viropro and First Royalties, the Board of Directors appointed Mr. Serge Beausoleil as President of Viropro Inc.  Mr Beausoleil will appoint new Board Members in the near future.  As a condition of the implementation of the Term Loan Agreement, all members of the present Board of Directors of Viropro Inc and Viropro International Inc, i.e. MM. Jean-Marie Dupuy, Prosper Azoulay, Claude Griscelli and Emilio Binavince, as well as the present administration and management of Viropro Inc and Viropro International Inc resigned as of March 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 7, 2008.

VIROPRO, INC.

/s/ Prosper Azoulay

By:

         Prosper Azoulay, Vice-President Operations, Director